UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 21, 2021

PIONEER FLOATING RATE TRUST

(Registrant)

PIONEER DIVERSIFIED HIGH INCOME TRUST

PIONEER MUNICIPAL HIGH INCOME TRUST

PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST

PIONEER HIGH INCOME TRUST

(Co-Registrants)

(Exact name of registrant as specified in its charter)

Delaware

811-21654 (Pioneer Floating Rate Trust)

811-22014 (Pioneer Diversified High Income Trust)

811-21321 (Pioneer Municipal High Income Trust)

811-21409 (Pioneer Municipal High Income Advantage Trust)

811-21043 (Pioneer High Income Trust)

58-2683903 (Pioneer Floating Rate Trust)

20-8779403 (Pioneer Diversified High Income Trust)

03-0512430 (Pioneer Municipal High Income Trust)

81-0634319 (Pioneer Municipal High Income Advantage Trust)

02-0563892 (Pioneer High Income Trust)

(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

60 State Street, Boston, MA	02109
(Address of principal executive offices)	(Zip Code)

1-800-859-8508

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHD	New York Stock Exchange
Common Stock	HNW	NYSE American
Common Stock	MHI	New York Stock Exchange
Common Stock	MAV	New York Stock Exchange
Common Stock	PHT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On April 21, 2021, each Registrant, previously organized as a Delaware statutory Trust, redomiciled to Maryland (in each case, the “redomiciling”). For each Registrant, the redomiciling was effected through a statutory merger of the Registrant with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling (each, a “Successor Entity”) pursuant to the terms of an Agreement and Plan of Merger entered into by and between the Registrant and the corresponding Successor Entity (in each case, the “Merger Agreement”). Each Merger Agreement is attached as Exhibit 2.1 to this Current Report and incorporated herein by reference. The effective time and date of each redomiciling was 4:30 pm, Eastern time, on April 21, 2021 (the “Effective Time”). Upon effectiveness of each Merger, (i) the relevant Successor Entity became the successor in interest to its corresponding Registrant, (ii) each outstanding share of common stock of the relevant Registrant was automatically converted into one share of common stock of its corresponding Successor Entity, and (iii) the shareholders of the relevant Registrant became stockholders of its corresponding Successor Entity.

The name of each Registrant changed in connection with the redomiciling, as follows:

Current Name	New Name
Pioneer Diversified High Income Trust	Pioneer Diversified High Income Fund, Inc.
Pioneer Floating Rate Trust	Pioneer Floating Rate Fund, Inc.
Pioneer High Income Trust	Pioneer High Income Fund, Inc.
Pioneer Municipal High Income Advantage Trust	Pioneer Municipal High Income Advantage Fund, Inc.
Pioneer Municipal High Income Trust	Pioneer Municipal High Income Fund, Inc.

The ticker symbol of each Registrant on the New York Stock Exchange and the NYSE American, as applicable, did not change in connection with the redomiciling. The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing each Registrant.

Following each Registrant’s redomiciling, the rights of shareholders are governed by Maryland General Corporation Law and the Articles of Incorporation of the surviving Maryland corporation attached hereto as Exhibit 3.1 and Bylaws of the surviving Maryland corporation attached hereto as Exhibit 3.2. In addition, each Maryland corporation is subject to the Maryland Control Share Acquisition Act (the “Control Share Act”) following redomiciling.

The Control Share Act protects the interests of all stockholders by generally providing that any holder of “control shares” acquired in a “control share acquisition” may not exercise voting rights with respect to the “control shares,” except to the extent approved by a vote of two-thirds of all the votes entitled to be cast on the matter. Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. The Control Share Act provides that a “control share acquisition” does not include the acquisition of shares in a merger, consolidation or share exchange. Therefore, a shareholder of a Registrant that acquired shares of a Successor Entity as a result of the merger of the Registrant will be able to exercise voting rights as to those shares even if the number of such shares acquired by the shareholder in the merger exceeds one or more of the thresholds of the Control Share Act.

The foregoing description of the redomiciling of each Registrant is only a summary and is qualified in its entirety by reference to the full text of the Merger Agreement. The above description of the Control Share Act is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the Control Share Act and their Registrant’s bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

Item 3.03	Material Modification to Rights of Security Holders.

Please see the disclosure set forth under Item 1.01 of this Current Report, which is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Please see the disclosure set forth under Item 1.01 of this Current Report, which is incorporated by reference into this Item 5.03. The Articles of Incorporation of each Maryland corporation effective as of April 5, 2021 is attached hereto as Exhibit 3.1 and the Bylaws of each Maryland corporation effective as of April 6, 2021 is attached hereto as Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Merger Agreements

3.1	Articles of Incorporation of each Maryland corporation

3.2	Bylaws of each Maryland corporation

This Current Report may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), and such statements are intended to qualify for the safe harbors from liability established by the PSLRA. All statements other than statements of historical fact are forward-looking and can sometimes be identified as such by the context of the statements, including words such as “believe,” “could,” “expect,” “anticipate,” “plan,” “may,” “will,” “would,” “should,”

“intend,” “possible,” “continue” “project,” “estimate,” “guidance” and other similar terms and phrases, whether in the negative or affirmative, although not all forward-looking statements include these words. Similarly, statements that describe the objectives, plans, or goals of the Registrants or their investment adviser are forward-looking. Such forward-looking statements are based upon the Registrants’ current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. Because such statements include risks, uncertainties and contingencies, actual events may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. Additionally, past performance is no guarantee of future results. Additional information concerning such risks and uncertainties are or will be contained in each Registrant’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Registrant’s Annual Report to Shareholders on Form N-CSR, and its subsequent filings with the SEC which are available at http://www.sec.gov. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. Except as required by applicable law, the Registrants undertake no obligation to update publicly these statements for any reason, whether to reflect new information or the occurrence of unanticipated events or otherwise, following the date of this press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2021

Pioneer Floating Rate Trust
Pioneer Diversified High Income Trust
Pioneer Municipal High Income Trust
Pioneer Municipal High Income Advantage Trust
Pioneer High Income Trust

/s/ Christopher Kelley
Name:	Christopher Kelley
Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Merger Agreements

3.1	Articles of Incorporation of each Maryland corporation

3.2	Bylaws of each Maryland corporation